Exhibit 99.3
LETTER OF CONSENT
Relating to the 11.75% Senior Notes due 2011
of
Haights Cross Operating Company
(CUSIP Number: 40521WAC9)
The Information Agent for the Consent Solicitation is:
Global Bondholder Services Corporation

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723 New York, NY 10006	65 Broadway – Suite 723 New York, NY 10006	65 Broadway — Suite 723 New York, NY 10006

Toll Free Telephone:
(866) 804-2200

By Facsimile (for Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 30, 2007, UNLESS EXTENDED (SUCH DATE, AS IT MAY BE EXTENDED, THE “CONSENT DATE”). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME THAT REQUISITE CONSENTS HAVE BEEN OBTAINED, BUT NOT THEREAFTER.
HOLDERS SHOULD DELIVER CONSENTS ONLY TO THE ABOVE-NAMED INFORMATION AGENT. HOLDERS ARE NOT REQUIRED TO AND SHOULD NOT TENDER OR DELIVER NOTES TO HAIGHTS CROSS OPERATING COMPANY, THE TRUSTEE, THE INFORMATION AGENT, THE TABULATION AGENT OR THE FINANCIAL ADVISOR AT ANY TIME.

     Only Holders as of the Record Date may execute Consents. The Depository Trust Company (“DTC”) will authorize participants set forth in the position listing of DTC as of the Record Date (each, a “Participant”) to execute Consents as if they were Holders as of the Record Date of the Notes then held of record for such Participants in the name of DTC or in the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” of any Notes held by DTC as of the Record Date for a Participant shall be deemed to include such Participant. Delivery of this Letter of Consent (this “Letter of Consent”) to DTC does not constitute delivery to the Information Agent.
     List below the certificate number(s) and aggregate principal amount of Notes for which this Consent is given. If the space provided is inadequate, list all such information on a separately executed schedule and affix the schedule to this Letter of Consent. No alternative, conditional or contingent Consents will be accepted.
DESCRIPTION OF NOTES

Name(s) and Address(es) of Registered Holder(s) or		Aggregate Principal	Principal Amount as
Name of DTC Participant and Participant’s DTC	Certificate	Amount of Notes	to which Consents
Account Number in which Notes are Held	Number(s)*	Represented	are Given**
		$	$

Total Principal Amount of Notes		$	$

*	Need not be completed by Holders whose Notes are held of record by DTC or its nominee.

**	Unless otherwise specified in the column labeled “Principal Amount as to which Consents are Given,” the registered Holder will be deemed to have consented in respect of the entire aggregate amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount of Notes Represented.”
     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing the Notes identified above.
     THE UNDERSIGNED AUTHORIZES THE INFORMATION AGENT TO DELIVER THIS CONSENT TO HAIGHTS CROSS OPERATING COMPANY AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED’S CONSENT TO THE WAIVERS.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated July 18, 2007 (the “Consent Solicitation Statement”), of Haights Cross Operating Company (the “Company”), receipt of which is hereby acknowledged, and in accordance with this Letter of Consent, the undersigned hereby consents to the Waivers, and to the execution of a supplemental indenture effecting the Waivers (the “Supplemental Indenture”), with respect to the aggregate principal amount of the Notes specified in the box above entitled “Description of Notes” under the column “Principal Amount as to which Consents are Given” (or, if nothing is indicated under the latter column heading, with respect to the entire aggregate principal amount specified in such box under the column “Aggregate Principal Amount of Notes Represented”). The undersigned acknowledges and agrees that the Consent given hereby may not be revoked except in accordance with the procedures set forth in the Consent Solicitation Statement (and agrees that it will not attempt to do so). Terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Consent Solicitation Statement.
     By the execution and delivery hereof, the undersigned irrevocably constitutes and appoints the Information Agent as its agent and attorney-in-fact (with full knowledge that the Information Agent also acts as the agent of the Company) with respect to the Consent given hereby with full power of substitution to deliver this Consent to the Company and the Trustee. The power of attorney granted in this paragraph shall be deemed to be coupled with an interest, shall be irrevocable from and after Consent Date, and shall survive the death or incapacity of the undersigned.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent, the Trustee or the Company to be necessary or desirable to perfect the undersigned’s Consent to the Waivers or to complete the execution of the Supplemental Indenture.

IMPORTANT
PLEASE SIGN HERE
     By completing, executing and delivering this Letter of Consent, the undersigned hereby consents to the Waivers (and to execution of the Supplemental Indenture effecting the Waivers) and to the other matters described herein with respect to the principal amount of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given” (or, if nothing is indicated in the latter column heading, with respect to the entire aggregate principal amount represented by the Notes described in such box).
     This Letter of Consent must be signed by the Holder(s) as of the Record Date of such Notes exactly as the name(s) of the Holder(s) appear(s) on certificate(s) representing such Notes or, if executed by a Participant in DTC, exactly as such Participant’s name appears on a security position listing as the owner of such Notes. If this Letter of Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of the authorized signatory and see Instruction 2.

Signature(s) of Record Holder(s) or Authorized Signatory
(See guarantee requirements below)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

(Tax Identification or Social Security Number)

MEDALLION SIGNATURE GUARANTEE
(If Required by Instructions 1 and 2)
Certain signatures must be guaranteed by a Medallion Signature Guarantor.

Authorized Signature:

Name of Firm:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION
     1. Signature Guarantees. Signatures on this Letter of Consent must be guaranteed by a Medallion Signature Guarantor, unless this Consent is being delivered by (i) a Holder of record as of the Record Date of the applicable Notes (or by a Participant in DTC whose name appears on a security position listing as the owner of such Notes as of the Record Date) or (ii) by an Eligible Institution. If the Notes are held of record as of the Record Date in the name of a person other than the signatory to this Letter of Consent, then the signatures on this Letter of Consent must be guaranteed by a Medallion Signature Guarantor as described above. See instruction 2.
     2. Signatures on Letter of Consent. If this Letter of Consent is signed by the Holder(s) of record as of the Record Date of the Notes with respect to which this Consent is being delivered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Consent is signed by a Participant in DTC whose name is shown on a security position listing as the owner of the Notes with respect to which this Consent is being delivered as of the Record Date, the signature must correspond with the name shown on the security position listing as the owner of such Notes. If any of the Notes with respect to which this Consent is being delivered are held of record as of the Record Date in the name of two or more Holders, all such Holders must sign this Letter of Consent.
     If any of the Notes with respect to which this Consent is being delivered are held of record as of the Record Date in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Consent as there are different Holders of record of certificates. If this Letter of Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted with this Consent.
     If this Letter of Consent is signed other than by the Holder(s) of record as of the Record Date of the Notes with respect to which this Consent is being delivered, such Notes must be accompanied by a duly completed proxy entitling the signatory to consent with respect to such Notes on behalf of such Holder(s), signed exactly as the name or names of such Holder(s) appear on the Notes (or DTC securities position listing) and signatures on such proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
     3. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Consent Solicitation Statement or this Letter of Consent may be directed to the Information Agent at one of its telephone numbers set forth in the Consent Solicitation Statement. A Holder may also contact the Financial Advisor at its telephone number set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

     Holders desiring to deliver Consents should complete, sign and date this Letter of Consent in accordance with the instructions herein and mail or deliver it and any other required documents to the Information Agent at its address set forth below.
Global Bondholder Services Corporation

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723 New York, NY 10006	65 Broadway — Suite 723 New York, NY 10006	65 Broadway — Suite 723 New York, NY 10006

Toll Free Telephone:
(866) 804-2200

By Facsimile (for Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774
     A Holder may also contact the Financial Advisor at its telephone number set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation or this Letter of Consent.

The Financial Advisor for the Consent Solicitation is:
Evercore Group L.L.C.
(212) 857-3144